                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                   FORM 8-K/A
                                (FINAL AMENDMENT)

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                 AUGUST 18, 1998
                Date of Report (Date of earliest event reported)


                    FUND AMERICAN ENTERPRISES HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                     1-8993                 94-2708455
(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)       file number)          Identification No.)


               80 SOUTH MAIN STREET, HANOVER, NEW HAMPSHIRE 03755
                    (Address of principal executive offices)


                                 (603) 643-1567
              (Registrant's telephone number, including area code)

   This Final Amendment amends and supplements the Form 8-K Current Report originally filed on August 18, 1998, relating to the Company's acquisition of all the outstanding common stock of Folksamerica Holding Company, Inc. ("Folksamerica") that it did not previously own. Folksamerica is the parent company of Folksamerica Reinsurance Company.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

     Item 7 is hereby amended by adding the following information:

(a)  Financial Statements of Businesses Acquired.

     Unaudited historical condensed consolidated financial statements of Folksamerica and its subsidiaries as of December 31, 1997 and June 30, 1998 and for the three and six-month periods ended June 30, 1998 and 1997, filed as Exhibit 99(a) hereto.*

     Audited historical consolidated financial statements of Folksamerica and its subsidiaries as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997, including the report of PricewaterhouseCoopers LLP, filed as Exhibit 99(b) hereto.*

(b)  Pro Forma Financial Information.

     Unaudited pro forma condensed combined financial statements of the Registrant and its subsidiaries consisting of a pro forma balance sheet as of June 30, 1998, a pro forma income statement for the six months ended June 30, 1998 and a pro forma income statement for the twelve months ended December 31, 1997, together with the notes thereto, filed as Exhibit 99(c) hereto.*

     Unaudited pro forma condensed combined financial statements of the Registrant and its subsidiaries consisting of a pro forma income statement for the year ended December 31, 1998, together with the notes thereto, filed as Exhibit 99(d) hereto.

(c) Exhibits. The following exhibits are filed herewith:


     EXHIBIT NO.                                                  DESCRIPTION
     -----------                                                  -----------
        10 (a)                 Stock Purchase Agreement dated as of July 1, 1998, by and among Fund American
                               Enterprises Holdings, Inc., White Mountains Holdings, Inc. and the Sellers (as
                               defined therein).*

        10 (b) Assignment and Assumption Agreement dated as of August 18, 1998, by and among Folksam
                               Omsesidig Sakforsakring, Samvirke Skadeforsikring
                               AS and Fund American
                               Enterprises Holdings, Inc.*

        23 (a)                 Consent of PricewaterhouseCoopers LLP*

        99 (a) Unaudited historical condensed consolidated financial statements of Folksamerica and its subsidiaries as of December 31, 1997 and June 30, 1998 and for the three and six-month periods ended June 30, 1998 and 1997.*

        99 (b) Audited historical consolidated financial statements of Folksamerica and its subsidiaries as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997, including the report of PricewaterhouseCoopers LLP.*

        99 (c) Unaudited pro forma condensed combined financial statements of the Registrant and its subsidiaries consisting of a pro forma balance sheet as of June 30, 1998, a pro forma income statement for the six months ended June 30, 1998 and a pro forma income statement for the twelve months ended December 31, 1997, together with the notes thereto.*

        99 (d) Unaudited pro forma condensed combined financial statements of the Registrant and its subsidiaries consisting of a pro forma income statement for the year ended December 31, 1998, together with the notes thereto, filed as Exhibit 99(d) hereto.


*    previously filed

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    FUND AMERICAN ENTERPRISES HOLDINGS, INC.



Dated: April 6, 1999                By:               /s/
                                       ---------------------------------------
                                    Michael S. Paquette
                                    Senior Vice President and
                                    Controller

                                  EXHIBIT INDEX



     EXHIBIT NO.                                                  DESCRIPTION
     -----------                                                  -----------
        10 (a)                          Stock Purchase Agreement dated as of July 1, 1998, by and among Fund
                                        American Enterprises Holdings, Inc., White Mountains Holdings, Inc. and
                                        the Sellers (as defined therein).*

        10 (b)                          Assignment and Assumption Agreement dated as of August 18, 1998, by and among Folksam Omsesidig Sakforsakring, Samvirke Skadeforsikring AS and
                                        Fund American Enterprises Holdings, Inc.*

        23 (a)                          Consent of PricewaterhouseCoopers LLP*

        99 (a)                          Unaudited historical condensed consolidated financial statements of
                                        Folksamerica and its subsidiaries as of December 31, 1997 and June 30,
                                        1998 and for the three and six-month periods ended June 30, 1998 and
                                        1997.*

        99 (b)                          Audited historical consolidated financial statements of Folksamerica and its subsidiaries as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31,1997, including the report of
                                        PricewaterhouseCoopers LLP.*

        99 (c)                          Unaudited pro forma condensed combined financial statements of the
                                        Registrant and its subsidiaries consisting of a pro forma balance sheet as of June 30, 1998, a pro forma income statement for the six months ended June 30, 1998 and a pro forma income statement for the twelve months ended December 31, 1997, together with the notes thereto.*

        99 (d)                          Unaudited pro forma condensed combined financial statements of the
                                        Registrant and its subsidiaries consisting of a pro forma income statement for the year ended December 31, 1998, together with the notes thereto.


*  previously filed